Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
IN ACCORDANCE WITH SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the quarterly report of Sharps Compliance Corp. (the “Company”) on Form 10-Q for the three months ended September 30, 2010, as filed with the Securities and Exchange Commission on the date hereof, I, David P. Tusa, Chief Executive Officer and President of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge that:

(1)
The Form 10-Q report for the three months ended September 30, 2010, filed with the Securities and Exchange Commission on November 4, 2010 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in the Form 10-Q report for the three months ended September 30, 2010 fairly presents, in all material respects, the financial condition and results of operations of Sharps Compliance Corp.

Date: November 4, 2010	By: /s/ DAVID P. TUSA David P. Tusa Chief Executive Officer and President